EXHIBIT 10.2

EXECUTION

FOURTH AGREEMENT TO AMEND THE FLOATING RATE NOTE SUPPORT AGREEMENT

THIS FOURTH AMENDMENT is made as of this 27th day of January 2011.

WHEREAS, (a) Angiotech Pharmaceuticals, Inc. (“Angiotech”), (b) the entities listed in Schedule A (together with Angiotech, the “Companies” and each a “Company”), and (c) each of the other Consenting Noteholders party hereto, each Consenting Noteholder being a holder of and/or investment advisor or manager with investment discretion over Floating Rate Notes, executed a Floating Rate Note Support Agreement dated as of October 29, 2010 concerning the principal aspects of an Exchange of Floating Rate Notes (as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Support Agreement”);

AND WHEREAS, pursuant to Section 15(n) of the Support Agreement, the Support Agreement may be modified, amended or supplemented as to any matter by an instrument in writing signed by the Companies and Consenting Noteholders that represent not less than a majority of the outstanding Floating Rate Notes;

AND WHEREAS, the Consenting Noteholders representing not less than a majority of the aggregate principal amount of outstanding Floating Rate Notes executed an Agreement to Amend the Floating Rate Note Support Agreement dated as of November 29, 2010 (the “First Amendment”);

AND WHEREAS, the Consenting Noteholders representing not less than a majority of the aggregate principal amount of outstanding Floating Rate Notes executed a Second Agreement to Amend the Floating Rate Note Support Agreement dated as of December 15, 2010 (the “Second Amendment”);

AND WHEREAS, the Consenting Noteholders representing not less than a majority of the aggregate principal amount of outstanding Floating Rate Notes executed a Third Agreement to Amend the Floating Rate Note Support Agreement dated as of January 11, 2011 (the “Third Amendment”);

AND WHEREAS, the Consenting Noteholders party to this fourth amendment (the “Fourth Amendment”) wish to further amend the Support Agreement in the manner set out in this Fourth Amendment;

AND WHEREAS, the Consenting Noteholders party to this Fourth Amendment collectively hold and/or exercise investment discretion over not less than a majority of the Floating Rate Notes;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and the Consenting Noteholders party hereto hereby agree as follows:

1.	Capitalized Terms

Capitalized Terms that are used but not otherwise defined herein shall have the meanings ascribed thereto in the Support Agreement.

2.	Consenting Noteholders Party to this Fourth Amendment

Each Consenting Noteholder party to this Fourth Amendment hereby represents and warrants, severally and not jointly, to each of the other parties to this Fourth Amendment (and acknowledges that each of the other parties to this Fourth Amendment is relying upon such representations and warranties) that as of the date hereof: (a) it either (i) is the sole legal and beneficial owner of the principal amount of Floating Rate Notes disclosed to Goodmans LLP (“Goodmans”) as of such date, or (ii) has the investment and voting discretion with respect to the principal amount of Floating Rate Notes disclosed to Goodmans as of such date; (b) it has the power and authority to bind the beneficial owner(s) of such Floating Rate Notes to the terms of this Fourth Amendment; and (c) it has authorized and instructed Goodmans to advise Angiotech, in writing, of the aggregate amount of Floating Rate Notes held by the Consenting Noteholders that are party to this Fourth Amendment.

3.	Amendments to the Support Agreement

The Support Agreement is hereby amended by deleting the reference to “January 28, 2011” in Section 5(d) of the Support Agreement and replacing it with “February 7, 2011”.

4.	Support Agreement to apply in full force and effect

Except as expressly modified by the terms of this Fourth Amendment, the terms and conditions of the Support Agreement shall continue to apply in full force and effect, unamended.

5.	Miscellaneous

(a)	This Fourth Amendment may be modified, amended or supplemented as to any matter by an instrument in writing signed by the Companies and Consenting Noteholders that represent not less than a majority of the Floating Rate Notes.

(b)	This Fourth Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, without regard to principles of conflicts of law. Each of the parties to this Fourth Amendment submits to the jurisdiction of the courts of the Province of Ontario in any action or proceeding arising out of or relating to this Fourth Amendment.

(c)	This Fourth Amendment may be signed in counterparts, each of which, when taken together, shall be deemed an original. Execution of this Fourth Amendment is effective if a signature is delivered by facsimile transmission or electronic (e.g., pdf) transmission.

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This Fourth Amendment has been agreed and accepted on the date first written above.

ANGIOTECH PHARMACEUTICALS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: Chief Financial Officer

AFMEDICA, INC.;
AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC.;
ANGIOTECH AMERICA, INC.;
ANGIOTECH BIOCOATINGS CORP.;
ANGIOTECH DELAWARE, INC.;
ANGIOTECH FLORIDA HOLDINGS, INC.;
ANGIOTECH PHARMACEUTICALS (US), INC.;
B.G. SULZLE, INC.;
MANAN MEDICAL PRODUCTS, INC.;
MEDICAL DEVICE TECHNOLOGIES, INC.;
NEUCOLL, INC.;
QUILL MEDICAL, INC.;
SURGICAL SPECIALTIES CORPORATION;
SURGICAL SPECIALTIES PUERTO RICO, INC.; and
SURGICAL SPECIALTIES UK HOLDINGS LIMITED

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

ANGIOTECH INTERNATIONAL HOLDINGS CORP.; and

0741693 B.C. LTD.

By:	/s/ Jay Dent
Name: Jay Dent
Title: President